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                                                                    EXHIBIT 32.1


       CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO
        18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, John Roblin, President and Chief Executive Officer (principal executive officer) of Cover-All Technologies Inc. ("Cover-All"), for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify, that, to my knowledge, Amendment No. 1 to the Annual Report of Cover-All on Form 10-K/A for the period ended December 31, 2003, fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Cover-All. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K. A signed original of this statement has been provided to Cover-All and will be retained by Cover-All and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 17, 2004


By: /s/ John Roblin
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Name:   John Roblin
Title:  President and Chief Executive Officer